UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
219 Terry Ave. N., Suite 300
Seattle, WA		98109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, on June 5, 2022, Kineta, Inc. (“Kineta” or the “Company”) entered into a financing agreement, as amended on October 24, 2022, December 5, 2022, March 29, 2023 and May 1, 2023 (such financing agreement, as amended, the “Securities Purchase Agreement”), to sell shares of its common stock to certain investors in a private placement (the “Private Placement”) in two closings. The first closing of the Private Placement occurred on December 16, 2022 and Kineta issued 649,346 shares of its common stock and received net proceeds of $7.4 million. As previously disclosed, on April 24, 2023, Kineta closed a registered direct offering resulting in gross proceeds of $6 million to the Company and on June 29, 2023, Kineta announced that it achieved a development milestone which triggered a $5 million payment from Merck Sharp & Dohme LLC. With the additional proceeds from the registered direct offering and the milestone payment, the Company has determined it will extend the second closing date of the Private Placement in order to demonstrate continued execution of the Company’s business plan. On July 21, 2023, Kineta and a majority in interest of the investors entered into Amendment No. 5 to the Securities Purchase Agreement to, among other things, extend the date of the second closing. The second closing of the Private Placement for an aggregate purchase price of $22.5 million is now expected to occur on October 31, 2023. A copy of the form of Amendment No. 5 to the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Amendment No. 5 to Securities Purchase Agreement, dated July 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2023

Kineta, Inc.

By:	/s/ Shawn Iadonato
Name:	Shawn Iadonato
Title:	Chief Executive Officer and Director